UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024

SCHOLASTIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-19860	13-3385513
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

557 Broadway, New York, New York	10012
(Address of Principal Executive Offices)	(Zip Code)

(212) 343-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	SCHL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On January 25, 2024, the Company and Peter Warwick, the Company’s Chief Executive Officer and President, mutually agreed to extend the term of his employment pursuant to the Amended and Restated Employment Agreement between the Company and Mr. Warwick, as amended by the First Amendment thereto, for an additional one-year period, namely from August 1, 2024 through July 31, 2025, in accordance with the provisions of the First Amendment. A copy of the agreement extending the Term is attached to this Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter Agreement, dated January 25, 2024, between Scholastic Corporation and Peter Warwick

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOLASTIC CORPORATION

Date: January 25, 2024	By:	/s/ Andrew S. Hedden
	Name:	Andrew S. Hedden
	Title:	Executive Vice President, General Counsel

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